UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 26, 2024

Trinseo PLC

(Exact name of registrant as specified in its charter)

Ireland	001-36473	N/A
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

440 East Swedesford Road, Suite 301,

Wayne, Pennsylvania 19087

(Address of principal executive offices, including zip code)

(610) 240-3200

(Telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading symbol(s)	Name of Each Exchange on which registered
Ordinary Shares, par value $0.01 per share	TSE	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

ITEM 5.07	Submission of Matters to a Vote of Security Holders.

On June 26, 2024, Trinseo PLC (the “Company”) held its Annual General Meeting of Shareholders. A total of 30,468,682 ordinary shares were present or represented by proxy, which accounted for approximately 86% of the shares entitled to vote at the Annual General Meeting. The Company’s shareholders voted on the following six proposals and cast their votes as set forth below.

Annual General Meeting Proposal One: Election of Eleven Directors

The Company’s shareholders approved the election of eleven director nominees to serve a term expiring at the end of the 2025 annual general meeting of shareholders by the votes set forth in the table below:

Name	For	Against	Abstain	Broker Non-Votes
K’Lynne Johnson	24,879,047	1,046,888	13,895	4,528,852
Joseph Alvarado	24,917,709	1,016,863	5,258	4,528,852
Frank Bozich	25,345,732	576,548	17,550	4,528,852
Victoria Brifo	25,280,046	654,273	5,511	4,528,852
Jeffrey Cote	25,006,971	926,439	6,420	4,528,852
Pierre-Marie De Leener	25,264,526	669,197	6,107	4,528,852
Jeanmarie Desmond	25,325,722	608,000	6,108	4,528,852
Matthew Farrell	25,281,216	652,383	6,231	4,528,852
Sandra Beach Lin	25,115,914	817,820	6,096	4,528,852
Henri Steinmetz	25,383,661	546,561	9,608	4,528,852
Mark Tomkins	25,098,906	835,095	5,829	4,528,852

Annual General Meeting Proposal Two: Approval, on an Advisory Basis, of the Company’s Named Executive Officers Compensation

The Company’s shareholders approved, on an advisory basis, the compensation paid to the Company’s named executive officers by the votes set forth in the table below:

For	Against	Abstain	Broker Non-Votes
24,740,670	1,190,312	8,848	4,528,852

Annual General Meeting Proposal Three: Ratification of the Appointment of the Company’s Independent Registered Public Accounting Firm

The Company’s shareholders ratified the audit committee’s appointment of PricewaterhouseCoopers LLP to be the Company’s independent registered public accounting firm for the year ending December 31, 2024, and to authorize, by binding vote, the Audit Committee of the Board to set its auditors’ remuneration by the votes set forth in the table below:

For	Against	Abstain
29,952,247	511,241	5,194

Annual General Meeting Proposal Four: Approval of Authority to Issue Shares

The Company’s shareholders approved the grant of authority of the Company’s Board of Directors to issue shares, by the votes set forth in the table below:

For	Against	Abstain
27,638,148	2,807,099	23,435

Annual General Meeting Proposal Five: Approval of Authority to Opt Out of Statutory Pre-emption Rights

The Company’s shareholders approved the authority of the Company’s Board of Directors to opt out of statutory pre-emption rights, with respect to up to 10% of issued share capital, by the votes set forth in the table below:

27,363,7093,079,58125,392
For	Against	Abstain
27,363,709	3,079,581	25,392

Annual General Meeting Proposal Six: Approval of Price Range for Re-issuance of Treasury Shares

The Company’s shareholders approved the price range for the Company’s re-issuance of treasury shares, as described in the proxy statement, by the votes set forth in the table below:

For	Against	Abstain
27,842,893	2,596,723	29,066

ITEM 9.01	Exhibits.
104	Cover Page Interactive Data File (formatted in Inline XBRL and contained in Exhibit 101)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TRINSEO PLC

	By:	/s/ Angelo Chaclas
	Name:	Angelo Chaclas
	Title:	Senior Vice President and Chief Legal Officer

Date: June 26, 2024